Exhibit 10.1

WRITTEN LOAN AGREEMENT

DEBTOR OR OBLIGOR:	LV PENINSULA HOLDING, LLC,
a Texas limited liability company

LENDER:	AUSTERRA STABLE GROWTH FUND, LP

(Collectively called the “Parties”)

The Lender has agreed to loan Debtor or Obligor:

Amount:	$5,000,000.00

Note Date:	March 30, 2023

and the parties agree to incorporate the terms of all the loan documents connected with such loan as a part of this Loan Agreement.

The following notice is being provided in compliance with §26.02 of the Texas Business and Commerce Code, which provides that certain “loan agreements” must be in writing to be enforceable. As used in the notice, the term “loan agreement” means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust, or other documents, or commitments, or any combination of these actions or documents, executed in connection with the loan from Lender.

NOTICE

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

This notice shall be deemed to be a part of each document which is executed by any Debtor or Obligor and which comprises a part of the Loan Agreement.

The term “Debtor or Obligor” means any individual or entity which (i) is primarily obligated to pay the Note or (ii) otherwise is or becomes obligated to pay the loan (for example, as cosigner or guarantor) or (iii) has pledged any property as security for the loan.

The undersigned Debtor or Obligor acknowledges receipt of a copy of this notice and agrees that all documents comprising the Loan Agreement are subject to the provision of §26.02 of the Texas Business and Commerce Code.

Dated to be effective the date of the Note referenced above.

DEBTOR OR OBLIGOR:

LV PENINSULA HOLDING, LLC
a Texas limited liability company

By:	/s/ Nicolai Brune
NICOLAI BRUNE, CFO and Authorized Agent

LENDER:

AUSTERRA STABLE GROWTH FUND, LP

By:

Its: